UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2013

PEREGRINE SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-35623	86-0652659
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9380 Carroll Park Drive

San Diego, California 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 731-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

We held our annual meeting of stockholders on May 20, 2013. Out of the 32,033,610 shares of common stock entitled to vote at the annual meeting, there were present in person or by proxy 23,476,125 shares. Our stockholders elected three Class I directors and approved one proposal as set forth below. The nominations and proposals submitted at the annual meeting are described in detail in our definitive proxy statement for the annual meeting. The final voting results on the matters presented at the annual meeting are as follows:

Proposal 1. Each of James S. Cable, Ph.D., Paul N. D’Addario and Gary A. Monetti was elected as a Class I director to serve until the 2016 annual meeting of stockholders by the following vote:

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
James S. Cable, Ph.D.	17,573,659	318,614	5,583,852
Paul N. D’Addario	17,550,086	342,187	5,583,852
Gary A. Monetti	17,578,875	313,398	5,583,852

Proposal 2. The appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 28, 2013 was ratified by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,468,539	3,826	3,760	none

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PEREGRINE SEMICONDUCTOR CORPORATION

Date: May 22, 2013	/s/ Jay Biskupski
Jay Biskupski Chief Financial Officer